UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 9, 2023
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
200 South Wacker Drive
Suite 2100
Chicago, Illinois 60606
(Address of Principal Executive Offices)
(312) 489-5800
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On May 10, 2023, Coeur Mining, Inc. ("Coeur") issued a press release announcing its financial results for the quarter ended March 31, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release shall be deemed furnished, not filed, for purposes of this Current Report on Form 8-K.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 10, 2023, one of our wholly-owned subsidiaries, Grizzly LLC, merged with and into Coeur pursuant to Sections 264 and 251(f) of the Delaware General Corporation Law, with Coeur as the surviving corporation. The merger resulted in no change to Coeur’s certificate of incorporation as in effect immediately prior to the merger, and no shares of Coeur were issued in connection with the merger.
Item 5.07. Submission of Matters to a Vote of Security Holders
Coeur held its 2023 Annual Stockholders’ Meeting on May 9, 2023 (the “Annual Meeting”). Coeur’s stockholders voted on the following four proposals at the Annual Meeting. The number of votes cast for and against each proposal and the number of abstentions and broker non-votes are set forth below.
Proposal 1. Election of Directors
The stockholders elected the following nine individuals to Coeur’s Board of Directors for one-year terms expiring at the 2024 Annual Stockholders’ Meeting. The voting results were as follows:

	For	Against	Abstain	Approval Percentage (1)
Robert E. Mellor	176,584,186	13,455,002	265,705	92.92%
Linda L. Adamany	188,372,200	1,673,660	259,033	99.12%
Paramita Das	188,637,298	1,369,874	297,721	99.28%
Sebastian Edwards	184,667,232	5,343,424	294,237	97.19%
Randolph E. Gress	184,978,139	5,029,681	297,073	97.35%
Jeane L. Hull	188,216,953	1,808,419	279,521	99.05%
Mitchell J. Krebs	188,368,183	1,674,765	261,945	99.12%
Eduardo Luna	188,809,862	1,206,473	288,558	99.37%
J. Kenneth Thompson	161,862,829	28,179,631	262,433	85.17%

Broker Non-Votes:		37,991,987
Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm.
The stockholders ratified the appointment of Grant Thornton LLP as Coeur’s independent registered public accounting firm for the 2023 fiscal year. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
226,854,710	1,151,449	290,721	—	99.49%
Proposal 3. Approval of advisory resolution on executive compensation.
The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
183,521,344	6,347,308	436,241	37,991,987	96.66%

Proposal 4. Approval of advisory resolution on the frequency of future advisory votes on executive compensation.
The stockholders approved an advisory resolution on the frequency of future advisory votes on executive compensation. The voting results were as follows:

1 Year	Percentage (1)	2 Years	Percentage (1)	3 Years	Percentage (1)	Abstain	Broker Non-Votes
178,586,063	94.02%	948,436	0.50%	10,404,452	5.48%	365,942	37,991,987
Based on these results, and consistent with Coeur’s recommendation, Coeur’s Board of Directors has determined that Coeur will hold an advisory vote on executive compensation every year.
_____________________________________________________
(1) Percentage of votes cast for the nominee or proposal.
Item 9.01.    Financial Statements and Exhibits.
(d)    List of Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 10, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 10, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.
Date: May 10, 2023	By: /s/ Thomas S. Whelan
Name: Thomas S. Whelan Title: Senior Vice President and Chief Financial Officer